Tidal Trust I 485BPOS

Exhibit 99(h)(xvii)(1)

SCHEDULE A

List of Funds to Which the Agreement

Applies Amended as of June 16, 2025

Investing Funds

Acruence Active Hedge U.S. Equity ETF

Adasina Social Justice All Cap Global ETF

American Customer Satisfaction ETF

ATAC Credit Rotation ETF

ATAC Equity Leverage Rotation ETF

ATAC Rotation Fund

ATAC US Rotation ETF

AWTM Ultra-Short Duration Enhanced Income ETF

Aztlan Global Stock Selection DM SMID ETF

Constrained Capital ESG Orphans Daily Inverse ETF

Constrained Capital ESG Orphans ETF

Elevate Shares 2X Daily BETZ ETF

Elevate Shares 2X Daily BLOK ETF

Elevate Shares 2X Daily METV ETF

Elevate Shares Inverse Daily Blockchain ETF

Euclid Capital Growth ETF

FolioBeyond Rising Rates ETF

God Bless America ETF

Gotham 1000 Value ETF

Gotham Enhanced 500 ETF

Home Appreciation U.S. REIT ETF

iClima Climate Change Solutions ETF

Ionic Inflation Protection ETF

Leatherback Long/Short Absolute Return ETF

Leatherback Long/Short Alternative Yield ETF

Newday Diversity, Equity & Inclusion ETF

Newday Ocean Health ETF

Vanguard Internal Use Only

Newday Sustainable Development Equity ETF

Noble Absolute Return ETF

Pinnacle Sherman Breakaway ETF

Robinson Alternative Yield Pre-Merger SPAC ETF

RPAR Risk Parity ETF

SoFi Gig Economy ETF

SoFi Next 500 ETF

SoFi Select 500 ETF

SoFi Smart Energy ETF

SoFi Social 50 ETF

SoFi Web 3 ETF

SoFi Weekly Dividend ETF

SoFi Weekly Income ETF

SonicShares Airlines, Hotels, Cruise Lines ETF

SonicShares Global Shipping ETF

Sound Enhanced Equity Income ETF

Sound Enhanced Fixed Income ETF

Sound Equity Income ETF

Sound Fixed Income ETF

Sound Total Return ETF

SP Funds Dow Jones Global Sukuk ETF

SP Funds S&P 500 Sharia Industry Exclusions ETF

SP Funds S&P Global REIT Sharia ETF

Subversive Cannabis ETF

Unlimited HFND Multi-Strategy Return Tracker ETF

UPAR Ultra Risk Parity ETF

ZEGA Buy and Hedge ETF

Vanguard Funds*

Vanguard Admiral Funds

Vanguard S&P 500 Value Index Fund

* This Agreement applies only to the ETF share class of each Vanguard Fund listed in Schedule A.

Vanguard Internal Use Only

Vanguard Funds*

Vanguard S&P 500 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Ultra-Short Bond ETF

Vanguard Charlotte Funds

Vanguard Total International Bond Index Fund

Vanguard Index Funds

Vanguard 500 Index Fund

Vanguard Extended Market Index Fund

Vanguard Growth Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard European Stock Index Fund

Vanguard FTSE All-World ex-US Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Total World Stock Index Fund

Vanguard FTSE All World ex-US Small-Cap Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Malvern Funds

Vanguard Short-Term Inflation-Protected Securities

Index Fund

Vanguard Municipal Bond Funds

Vanguard Tax-Exempt Bond Index Fund

Vanguard Scottsdale Funds

Vanguard Short-Term Treasury Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Internal Use Only

Vanguard Funds*

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Appreciation Index Fund

Vanguard Real Estate Index Fund

Vanguard STAR Funds

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Developed Markets Index Fund

Vanguard Wellington Fund

Vanguard U.S. Minimum Volatility ETF

Vanguard U.S. Momentum Factor ETF

Vanguard U.S. Multifactor ETF

Vanguard U.S. Quality Factor ETF

Vanguard U.S. Value Factor ETF

Vanguard Whitehall Funds

Vanguard High Divided Yield Index Fund

Vanguard Emerging Markets Government Bond Index Fund

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

Vanguard World Fund

Vanguard Communication Services Index Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard ESG International Stock ETF

Vanguard ESG U.S. Corporate Bond ETF

Vanguard ESG U.S. Stock ETF

Vanguard Extended Duration Treasury Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Utilities Index Fund

5

Vanguard Internal Use Only